Industrial Distribution
Aerospace
Music

KeyBanc Capital Markets

KAMAN

INVESTOR PRESENTATION
Kaman Corporation
(NASDAQ: KAMN)
2006 Industrial & Automotive Conference
Boston, Massachusetts
Wednesday June 7, 2006

Slide 1
FORWARD-LOOKING STATEMENTS
Forward-Looking Statements
This presentation may contain forward-looking information relating to the company's business and prospects, including the Aerospace, Industrial Distribution and Music businesses, operating cash flow, and other matters that involve a number of uncertainties that may cause actual results to differ materially from expectations.  Those uncertainties include, but are not limited to: 1) the successful conclusion of competitions for government programs and thereafter contract negotiations with government authorities, both foreign and domestic; 2) political conditions in countries where the company does or intends to do business; 3) standard government contract provisions permitting renegotiation of terms and termination for the convenience of the government; 4) domestic and foreign economic and competitive conditions in markets served by the company, particularly defense, commercial aviation, industrial production and consumer market for music products; 5) satisfactory completion of the Australian SH-2G(A) program, including but not limited to successful completion and integration of the full ITAS software; 6) receipt and successful execution of production orders for the JPF U.S. government contract including the exercise of all contract options and receipt of orders from foreign militaries, as both have been assumed in connection with goodwill impairment evaluations; 7) a satisfactory result in the EODC/University of Arizona litigation; 8) satisfactory resolution of  i) warranty issues and the DCIS investigation related to the FMU-143 program and ii) supplier-related issues hindering the FMU-139 program, at Dayron; 9) achievement of enhanced business base in the Aerospace segment in order to better absorb overhead and general and administrative expenses; 10) satisfactory results of negotiations with NAVAIR concerning purchase of the company's leased facility in Bloomfield, Connecticut; 11) continued support of the existing K-MAX helicopter fleet, including sale of existing K-MAX spare parts inventory and in 2007, availability of a redesigned clutch assembly system; 12) cost growth in connection with environmental remediation activities at the Moosup facility and such potential activities at the Bloomfield facility; 13) profitable integration of acquired businesses into the company's operations; 14) changes in supplier sales or vendor incentive policies; 15) the effect of price increases or decreases; 16) pension plan assumptions and future contributions; 17) continued availability of raw materials in adequate supplies; 18) the effects of currency exchange rates and foreign competition on future operations; 19) changes in laws and regulations, taxes, interest rates, inflation rates, general business conditions and other factors; and 20) other risks and uncertainties set forth in the company's annual, quarterly and current reports, and proxy statements.  Any forward-looking information provided in this release should be considered with these factors in mind.  The company assumes no obligation to update any forward-looking statements contained in this presentation.
Contact:
Russell H. Jones, SVP, Chief Investment Officer & Treasurer
(860) 243-6307
rhj-corp@kaman.com

Corporate Profile
SALES	For the 12 months Ended 12/31/05

	Percent	Millions $

Aerospace	26%	$288.0
Industrial Distribution	57%	621.9
Music	17%	191.3
	100%	$1,101.2

■
■
■
Slide 2
Percent Distribution of Sales
By Segment For 2005

Aerospace
SEGMENT OVERVIEW
Slide 3
2005 segment sales: $288.0 million
26%
Aerospace

■

AEROSPACE OPERATING UNITS	For the 12 months Ended 12/31/05

	Percent	Millions $

Aerospace	5.0%	$55.0
Fuzing ■ ■	5.3%	58.4
Helicopters[1]	7.3%	82.4
Kamatics[1]	8.4%	92.2
■	26.0%	$288.0
Aerospace
Slide 4
1Helicopters includes EODC and Kamatics includes RWG
Sales (With Percent to Total Kaman Sales)

Aerospace
Slide 5
Sikorsky BLACKHAWK cockpit under
construction at Kaman’s Jacksonville facility
Aerostructures Division: Facilities in  Jacksonville, FL and Wichita, KS
▶
Produces parts and subassemblies for
various customers, including:
•
Military programs such as the Boeing C-17
military transport (approx. $1.1 million
per shipset) and Sikorsky BLACK HAWK
helicopter cockpit (approximately $300
thousand per ship set)
•
Commercial programs such as the Boeing 737
(approximately $1.5 million annually, and 777 (approx.
$190 thousand/ship set)
▶
Strategy:  Take advantage of substantial opportunities
arising from the Tier 1 producers’ (Airbus, Bell,
Boeing, Sikorsky, Vought, etc.) offloading of
manufacturing work
▶
Metallic-oriented at Jacksonville, Composite-oriented
at Wichita.  Seeing opportunity for new programs at
both locations: Open capacity, well-located,
non-union, flexible, competitive

Aerospace
Slide 6
Top:  Hawk Missile
Bottom:  JPF fuzes at  Orlando
facility
Fuzing Division: Facilities in Middletown, CT and Orlando, FL
▶
Manufactures safe, arm and fuzing devices for a number of
major missile and bomb programs
▶
Missile programs: AMRAAM, ATACMS, Brimstone, M-100
Hawk, Harpoon, JASSM, Maverick, SLAM-ER, Standard and
Tactical Tomahawk
▶
Bomb programs: Joint Programmable Fuze,
FMU-143, FMU-139, 40mm
▶
Strategy:  Become the leading producer of
fuzing systems for the U.S. and Allied
militaries – market size estimate: $650 million
▶
Principal customers: U.S. militaries, Boeing,
General Dynamics, Lockheed and Raytheon
▶
Ramping up capabilities for production of the
152 A/B Joint Programmable Fuze: The
expected fuze of choice

Aerospace
Slide 7
Top:  Kaman SH-2G Super Seasprites
Bottom:  Kaman K-MAX helicopter
Helicopters Division: Facilities in Bloomfield, CT
▶
Markets and supports Kaman-made SH-2G Super
Seasprite maritime helicopter and K-MAX
“Aerial Truck” helicopter –
and performs subcontract helicopter programs
▶
Strategy:  Exploit increasing opportunities in
subcontracting as the major producers move from
manufacturing to final assembly and
systems integration
▶
Principal customers include  the governments of
Australia, Egypt, New Zealand and Poland;
the U.S. Department of State and others
▶
Helicopters are expected to return at approximate 10-year service intervals for standard depot level maintenance. The third of nine aircraft in service with Egypt are now in process (approximately
$1.3 million/aircraft). Remainder expected over the next three years.
Possibility of an upgrade program
▶
Program for Australia, in loss position, is moving toward completion

Aerospace
Slide 8
Kamatics proprietary aerospace bearings
Kamatics & RWG: Facilities in Bloomfield, Ct and Dachsbach, Germany
▶
Designs and makes proprietary self-lubricating
bearings for OEM and MRO use in nearly
all military and commercial aircraft
produced in North and South America
and Europe
▶
Strategy: Maintain leadership in product
technical performance and application
engineering support while staying ahead of the
curve in product technology enhancement:   Target the most demanding applications early in the aircraft design process as part of prime-contractors’ problem-solving teams – and effectively address customers’ needs by providing the highest performance available.
Market size:  $0.5 billion high-end portion of the $ 1.2 billion
▶
aerospace bearing market
▶
Key customers include:  U.S. and allied militaries (approximately
32% of 2005 sales), and commercial accounts with Boeing, Airbus,
Embraer, Bombardier and others (68% of sales).  Largest customer represents approximately 20% of 2005 sales, down from 43% in
1998

Industrial Distribution
SEGMENT OVERVIEW
Slide 9
2005 segment sales: $621.9 million
57%

Industrial Distribution
Slide 10
Kaman Industrial Technologies
▶
Third largest player in $12 billion power transmission market.
Provides nearly two million products to more than 50,000 MRO and OEM customers
▶
Strategy:  Expand the geographic footprint in major industrial markets to enhance competition for national and regional
accounts.  Broaden the product line, and further enhance operating and asset utilization efficiencies throughout the enterprise
▶
Serves a broad cross section of North American industry with local branches in 70 of the top 100 U.S. Industrial markets.
Growing national account base
▶
Now nearly 200 locations in the U.S., Canada and Mexico
▶
The business tends to closely track the U.S. Industrial
production and capacity utilization indices.  Stable climate expected at least through 2006.

KAMAN

114
112
110
108
106
104
102
100
98
82
81
80
79
78
77
76
75
Mar-04
May-04
Jul-04
Sep-04
Nov-04
Jan-05
Mar-05
May-05
Jul-05
Sep-05
Nov-05
Jan-06
Mar-06
Industrial Production
Capacity Utilization

Industrial Distribution
Source: Federal Reserve Board
Slide 11
FRB Indices Of Industrial Production
And Capacity Utilization:
Predictability: Segment closely tracks national indices

KAMAN

US MOTORS | CHICAGO RAWHIDE | WOODS | TORRINGTON INGERSOLL-RAND

SEALMASTER | TIMKEN | FALK | DODGE

Boston Gear | MORSE | INA | FAG

DOW | LOCTITE | RELIANCE ELECTRIC | Martin

Rexnord | McGILL | Rockwell Automation | BALDOR MOTORS AND DRIVES

THK LM SYSTEM | THOMSON | EPT A Division of Emerson Electric Co. | KOP-FLEX

NSK | Gates | SKF | Browning

Industrial Distribution
Slide 12
Portfolio Of Recognized Brands:
Sold to more than 50,000 MRO and OEM customers

Industrial Distribution
Slide 13
Geographical Coverage:
Nearly 200 locations in U.S. Canada and Mexico

Music
SEGMENT OVERVIEW
Slide 14
2005 Segment sales: $191.3 million
17%

Music
Slide 15
Kaman Music
Top:  Ovation Guitar
Bottom:  Gretsch Drum Set
▶
Largest independent distributor of musical
instruments and accessories in a $2.5 billion slice
of the $7.0 billion U.S. musical instruments
market:  More than 20,000 products
▶
Strategy:  Build on Kaman’s strong brand identity while adding new market-leading names to the company’s offering of proprietary products
▶
Purchased its largest competitor in 2005:  Working to
integrate for cost savings and margin improvement
▶
Leads the market in use of technology, providing
systems to service customers at all levels
▶
U.S. and Asian manufacturing supports Kaman’s
proprietary and licensed brands of premium products
▶
Market
“Back-to-School” and “Holiday” seasons being important market indicators. Second half of year typically stronger than first half is driven by consumer sentiment with the

KAMAN

250
200
150
100
50
0
Kaman
St. Louis
Davitt & Hanser
Harris Teller
Chesbro

ESTIMATED SALES OF TOP INDEPENDENT DISTRIBUTORS
Kaman includes August 2005 acquisition of Musicorp
(AMOUNTS IN MILLIONS)
Slide 16
Source:  Music Trades
Magazine
Music

KAMAN

120.00
110.00
100.00
90.00
80.00
70.00
60.00
50.00
Jan-03
Mar-03
May-03
Jul-03
Sep-03
Nov-03
Jan-04
Mar-04
May-04
Jul-04
Sep-04
Nov-04
Jan-05
Mar-05
May-05
Jul-05
Sep-05
Nov-05
Jan-06
Mar-06
Consumer Confidence (1985=100)

Music
Slide 17
Source:  The Conference Board
Consumer Confidence Index:
Segment Responds to “Back-to-school” and “Holiday” Spending Patterns

KAMAN

LP

Gibraltar

Gretsch

GENZ·BENZ
SCOTTSDALE AZ

HAMER USA
GUITARS

Ovation
plug it in

Adamas

TOCA

Takamine

SABIAN

Music
Slide 18
Portfolio Of Premier Branded Products:
Largest Independent Distributor…over 20,000 Products

Financial Review
Slide 19

KAMAN

In millions, except per share data	For the Three Months Ended March 31, 2006	 April 1, 2005
Net sales	**$ 296.6**	$ 263.3
% change	**12.7%**	7.4%
Gross Profit	**$ 81.3**	$ 71.0
% of net sales	**27.4%**	26.9%
Selling, general & administrative expenses (S,G&A)	**$ 70.1**	$ 62.2
% of net sales	**23.6%**	23.6%
Operating income	**$ 11.7**	$ 9.2
% of net sales	**3.9%**	3.5%
Interest expense, net	**(1.3)**	(.7)
Other expense, net	**(.3)**	(.3)
Net earnings	**$ 5.9**	$ 4.7
Net earnings per share – basic	**$ .25**	$ .21
Net earnings per share – diluted	**.24**	.21

Selected Consolidated Financial Information
Slide 20

These adjustments represent certain discrete items.  The Company uses certain financial measures internally to focus management on period-to-period changes in our business. Therefore, we believe that this supplemental information is meaningful to investors when considered in connection with the information contained in the GAAP presentation of financial information. The presentation of these items is not meant to represent results as defined by GAAP, nor as an alternative for financial performance as determined under GAAP.
Slide 21
GAAP reconciliation applicable to the three months ended March 31, 2006

This table provides a reconciliation of reported Net Earnings determined under applicable generally accepted accounting principles (GAAP) to net earnings adjusted for the affect of various discrete items.

(In millions)	Earnings Before Income Taxes	Net Earnings	Net Earnings Per Share Diluted
As Reported	$10.1	$5.9	$0.24
Add:
Addition to loss reserve: Australia	2.5	1.5	0.06
Stock Appreciation Rights: Deductible and Non-Deductible	1.3	1.0	0.04
Subtract:
Gain from Capitalized Freight Adjustment: KIT	(1.6)	(0.9)	(0.04)

As Adjusted	$12.3	$7.5	$0.30

(In millions)	Sales		Operating Income		Operating Margin
	1Q/06	1Q/05	1Q/06	1Q/05	1Q/06	1Q/05
Aerospace	$73.6	$65.7	$10.0	$7.6	13.6%	11.6%
Industrial Distribution	170.6	156.0	10.8	8.5	6.3%	5.4%
Music	52.4	41.6	1.3	2.6	2.4%	6.2%
Corporate Expense			(10.4)	(9.5)	[1] (3.5%)	[1] (3.6%)
Total	$296.6	$263.3	$11.7	$9.2	3.9%	3.5%
1Corporate expense percentage is to Total Sales
24.8%
57.5%
17.7%
Percent Sales by Segment: 1Q/06
Aerospace: 24.8%
Industrial Distribution: 57.5%
Music:  17.7%
Slide 22
Segment Operating Highlights

	As of 3/31/06	As of 12/31/05	As of 3/31/05
Bank Debt, Notes Payable and Debentures	$103.4	$64.8	$64.6
Shareholders’ Equity	$274.0	$269.8	$287.3
Debt as % of Total Capitalization	27.4%	19.4%	18.4%
Capital Expenditures	$1.7	$9.9	$1.1
Depreciation & Amortization	$2.5	$9.6	$2.3
Slide 23
Balance Sheet and Capital Factors

Slide 24
Key Messages
–
Recapitalization completed in 2005 – New symbol: KAMN
•
1 share-1 vote structure achieved with < 4% dilution
–
10.7% increase in sales to $1.1 billion in 2005 vs. 2004
•
EPS of $0.57 (diluted) in 2005 compared to a loss of $0.52 in 2004
•
Dividend increased 13.6%
•
First full year of operations following realignment of Aerospace segment.
  Transition still a work-in-process
–
12.7% increase in sales to $296.6 million in 1Q/06 vs. 1Q/05
•
Operating Income up 27.1% to $11.7 million in quarter
•
Net Income up 25.5% to $5.9 million, including the effect of net adjustments.
•
EPS up 14.3% to $0.24 (diluted)
–
Seasoned management team aligned with shareholders through
performance-based compensation

–
   Strategies for growth are in place for each segment
•
Positive Business Climate, except for Music
–
Aerospace realignment yielding results: lower costs, new business wins, growth
–
Record results for Industrial Distribution
–
Music consumers affected by fuel costs, interest rates, consumer debt levels
•
Acquisition program augments organic growth
–
Nine acquisitions in past four years: Three for each segment
–
Most recent: Musicorp (MBT) was the largest independent musical instrument distributor after Kaman.
–
   Diversified revenue stream and financial flexibility to pursue strategic objectives
–
$150 million revolving credit refinanced: expires 2010
–
Investment grade:  S&P rating of BBB- with stable outlook
Slide 25
Key Messages, cont.

All public information is available on the Kaman website:  www.kaman.com
KAMN
KAMAN CORPORATION
Traded on the NASDAQ Stock Market